Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of International Isotopes, Inc and subsidiaries (the “Company”) for the period ended September 30, 2012, as filed with the Securities and Exchange Commission (the “Form 10-Q”), I, Laurie McKenzie-Carter, Chief Financial Officer of the Company, in my capacity as such, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

To my knowledge, the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)); and

(2)

The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 13, 2012	/s/ Laurie McKenzie-Carter
Laurie McKenzie-Carter
Chief Financial Officer